Exhibit 99.2

Servicer Certificate

Deutsche Bank Trust Company Americas
Attention: Peter Becker
280 Park Avenue
New York, NY 10017

As an officer of The Student Loan Corporation, the master servicer of SLC Student Loan Trust-I, I hereby certify that the information provided in the monthly report to holders of SLC Student Loan Asset Backed Notes Series 2002-1 and
2002-2 for the month ended March 31, 2004 is accurate to the best of my knowledge.

Name (Print):	Michael Reardon
Acting Chief Financial Officer
The Student Loan Corporation
750 Washington Blvd., 9th Floor
Stamford, CT 06901
(203)975-5018

Signature:	/s/ Michael Reardon	Date: April 13, 2004